The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Minnesota

97 Projects	$1.5B HIT Investment Amount	$2.2B Total Development Cost	22.0M Hours of Union Construction Work	12,862 Housing Units Created or Preserved
$4.6B Total Economic Impact	27,059 Total Jobs Across Industries	$1.7B Total Wages and Benefits	$176.4M State and Local Tax Revenue Generated	46% Percent Affordable

PROJECT PROFILE:

WILDER SQUARE

The HIT provided $23.1 million of funding for the $33.1 million substantial rehabilitation of the 136-unit Wilder Square apartments in St. Paul, creating an estimated 157,100 hours of union construction work.

PROJECT PROFILE:

ZVAGO COOPERATIVE AT STILLWATER

The HIT provided $15.8 million in funding for the $22.4 million new construction of the 48-unit Zvago Cooperative at Stillwater apartments, creating an estimated 192,200 hours of union construction work.

continued

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Helping Build Minnesota —The Union Way	MARCH 2021

The Penfield—St. Paul	Zvago Cooperative at Lake Superior—Duluth	Bassett Creek Apartments—Minneapolis

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

—Dan McConnell, Business Manager

    Minneapolis Building and Construction Trades Council

HIGHLIGHTS OF MINNESOTA INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
Riverdale Station East	Coon Rapids	$28,350,000	$38,273,494	325,650
Zvago Cooperative at Lake Superior	Duluth	$14,033,700	$18,436,578	176,940
Bassett Creek Apartments	Minneapolis	$33,609,500	$37,616,980	344,690
Gateway Northeast	Minneapolis	$20,950,000	$38,660,971	273,760
Lake Street Apartments	Minneapolis	$13,500,000	$27,554,885	221,440
Parker Station Flats	Robbinsdale	$41,393,900	$53,082,171	508,780
University and Fairview	St. Paul	$79,100,713	$68,486,408	476,130
Wilder Square	St. Paul	$23,100,000	$33,100,00	157,100
Zvago Cooperative at Stillwater	Stillwater	$15,825,900	$22,400,354	192,200
Sundance at Settler’s Ridge	Woodbury	$53,545,900	$69,580,136	544,190

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com